UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2003

Russ Berrie and Company, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Bauer Drive, Oakland, New Jersey 07436
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.              Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                         Financial Statements.                                                              Not applicable

(b)                        Pro Forma Financial Information.                                            Not applicable

(c)                         Exhibits.                The following exhibit is furnished as part of this report:

99.1        Press Release of Russ Berrie and Company, Inc., dated November 5, 2003, announcing results of operations and financial condition for the quarter ended September 30, 2003.

Item 12.            Results of Operations and Financial Condition.

On November 5, 2003, Russ Berrie and Company, Inc. issued a press release covering, among other things, results of operations and financial condition for the third quarter of 2003.  Attached hereto as Exhibit 99.1 is a copy of the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2003	RUSS BERRIE AND COMPANY, INC.

	By:	/s/ John D. Wille
John D. Wille
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Russ Berrie and Company, Inc., dated November 5, 2003, announcing results of operations and financial condition for the quarter ended September 30, 2003.